Exhibit 10.5
[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and is the type that the registrant customarily and actually treats as private and confidential.
SECOND AMENDMENT TO THE LICENSE AGREEMENT [***]
Between IsoPlexis Corporation (“ISOPLEXIS”) and Yale University (“YALE”)
PREAMBLE
1)    The Parties entered into a license agreement effective April 25, 2014, which was amended and restated July 15, 2014, and subsequently amended and restated November 28, 2015 and amended December 19, 2016 (together, the “Agreement”).
2)    The parties are willing to amend the Agreement in accordance with a second amendment (the “SECOND AMENDMENT”) effective upon the date of final signature below (the “EFFECTIVE DATE”).
3)    All other terms of the Agreement shall remain unchanged.
NOW THEREFORE IT IS AGREED AS FOLLOWS:
1.    AMENDMENTS TO THE AGREEMENT
i)    Appendix A of the Agreement shall be modified to include the following as Licensed Patents, in addition to the previously listed Licensed Patents:
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ii)    As consideration for the inclusion of the above patent application in this SECOND AMENDMENT, ISOPLEXIS shall issue to YALE 3,374 shares of Series B-2 Preferred Stock (the “B-2 PREFERRED STOCK”), of LICENSEE pursuant to a subscription agreement between LICENSEE and YALE, which is equivalent to $100,000 in the form of participating preferred stock. As a condition to the issuance of the B-2 PREFERRED STOCK, YALE shall confirm that it is a party to each of (a) the Second Amended and Restated Investors’ Rights Agreement, dated June 17, 2016, among LICENSEE, its investors and certain other stockholders of LICENSEE, (b) the Second Amended and Restated Right of First Refusal and Co-Sale Agreement, dated June 17, 2016, among LICENSEE, its investors and certain other stockholders of LICENSEE and (c) the Second Amended and Restated Voting Agreement, dated June 17, 2016, among LICENSEE, its investors and certain other stockholders of LICENSEE by executing and delivering to LICENSEE a joinder agreement to each such agreement. Stock certificates representing the B-2 PREFERRED STOCK shall be delivered to YALE within [***] days of issuance.
iii)    ISOPLEXIS shall pay to YALE unreimbursed patent expenses incurred prior to the date of execution of this Amendment, estimated to be $[***].
2.    DUE DILIGENCE
(i)    The following new paragraph shall be added to Section 4. of the Agreement:
4.8 LICENSEE agrees that YALE shall be entitled to terminate this Agreement pursuant to Article 13.1(b) but only with respect to the LICENSED PATENTS included in paragraph 1(i) of the SECOND AMENDMENT upon the occurrence of the following:
LICENSEE has failed to incur direct expenses for research and development of the LICENSED PRODUCTS covered by a VALID CLAIM of a LICENSED PATENT listed in paragraph 1(i) of this SECOND AMENDMENT (including clinical development or marketing of such LICENSED PRODUCTS) according to the following schedule (the “NEW TECHNOLOGY COMMITTED SPEND”):
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In the event that LICENSEE spends less than the required amount in this Article 4.8 in any given year, LICENSEE may make up for such shortfall over a [***] year period by spending the amount required in each of the following [***] years plus the amount of such shortfall. Such carry-over of any shortfall of NEW TECHNOLOGY COMMITTED SPEND shall be permitted only once during the TERM of the LICENSE and if LICENSEE fails to make up such shortfall, then YALE may, at its sole discretion, terminate the LICENSE with respect to the LICENSED PATENTS included in paragraph 1(i) of this SECOND AMENDMENT only.
3.    CONTINUATION OF THE AGREEMENT:
The Agreement remains in full force as supplemented and amended by this SECOND AMENDMENT.
Except as expressly specified in this SECOND AMENDMENT, the Agreement is not amended and the terms and conditions contained therein remain unchanged.
This SECOND AMENDMENT enters into force upon its execution by the Parties.

YALE UNIVERSITY		ISOPLEXIS CORPORATION

By:	/s/ Jonathan Soderstrom	By:	/s/ Sean Mackay

E. Jonathan Soderstrom, Ph.D.		Name:	Sean Mackay
Managing Director
Office of Cooperative Research		Title:	Chief Executive Officer

Date:	8 January 2018	Date:	January 5th, 2018
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